UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 5, 2012
(February 28, 2012)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Director

On February 28, 2012, the Board of Directors of PNM Resources, Inc. (“PNMR”) elected Alan J. Fohrer as its newest member. Mr. Fohrer joins the Board of Directors as its tenth member, effective March 1, 2012. Mr. Fohrer will be a member of the Audit and Ethics Committee and the Compensation and Human Resources Committee of the PNMR Board.

As a non-employee director, Mr. Fohrer will receive the annual retainer in the form of cash and equity-based compensation, as well as expense reimbursement and indemnification arrangements, that PNMR's non-employee directors are entitled to receive, as described in PNMR's proxy statements filed with the Securities and Exchange Commission. No specific grant or award was made to Mr. Fohrer in connection with his election to the Board of Directors.

On February 29, 2012, PNMR issued a press release announcing the above election. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

99.1	Press Release dated February 29, 2012 Announcing the Election of Alan J. Fohrer to the PNMR Board

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 5, 2012	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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